Accounts Receivable	12 Months Ended
Dec. 31, 2018
Receivables [Abstract]
Accounts Receivable

NOTE 5 – ACCOUNTS RECEIVABLE

Accounts receivable consisted of the following as of December 31:

	2018	2017
Trade Accounts Receivable	$12,294,837	$6,400,235
Less Allowance for doubtful accounts	(33,209)	(12,501)
Total Accounts Receivable (net)	$12,261,628	$6,387,734

For the years ended December 31, 2018 and 2017, one customer accounted for 17.0% and 15.7%, respectively, of the Company’s revenues.

Accounts receivable at December 31, 2018 and 2017 are made up of trade receivables due from customers in the ordinary course of business. Two customers together represented 23.7%  (one customer represented 12.06% and the other represented 11.66%) of the balance of accounts receivable at December 31, 2018 and one customer made up 15.7% of the accounts receivable balance at December 31 for 2017, which represented greater than 10% of accounts receivable at December 31, 2018 and 2017, respectively.